Filed Pursuant to Rule 497(e)
1933 Act File No. 333-00227
1940 Act File No. 811-07493

Hennessy Funds

October 9, 2012

Supplement to the Prospectuses

dated February 28, 2012

Name Change for Original Class Shares and Certain Hennessy Funds

The Board of Trustees/Directors has approved changing the name of the Original Class shares of all of the current Hennessy Funds to “Investor Class” shares, effective as of October 29, 2012. The Board has also approved changing the names of the following Hennessy Funds, effective as of October 29, 2012:

•	Hennessy Focus 30 Fund to “Hennessy Cornerstone Mid Cap 30 Fund”

•	Hennessy Select Large Value Fund to “Hennessy Large Value Fund”

•	Hennessy Select SPARX Japan Fund to “Hennessy Japan Fund”

•	Hennessy Select SPARX Japan Smaller Companies Fund to “Hennessy Japan Small Cap Fund”

The investment objectives and principal investment strategies of each of these Hennessy Funds is not impacted by the name change and will remain exactly the same. As of the effective date, all references to Original Class shares in the Prospectuses shall be deemed to refer to Investor Class shares; all references to the Hennessy Focus 30 Fund in the Prospectuses shall be deemed to refer to the Hennessy Cornerstone Mid Cap 30 Fund; all references to the Hennessy Select Large Value Fund in the Prospectuses shall be deemed to refer to the Hennessy Large Value Fund; all references to the Hennessy Select SPARX Japan Fund in the Prospectuses shall be deemed to refer to the Hennessy Japan Fund; and all references to the Hennessy Select SPARX Japan Smaller Companies Fund in the Prospectuses shall be deemed to refer to the Hennessy Japan Small Cap Fund.

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The date of this Supplement is October 9, 2012.

Please retain this Supplement for future reference.